Exhibit 10.3

                                AMENDMENT TO THE
                               OPERATING AGREEMENT
                                       OF

                         MAVERICK BASIN EXPLORATION, LLC

                               DATED JUNE 23, 2004










                                  July 28, 2004

                                AMENDMENT TO THE
                             OPERATING AGREEMENT OF
                         MAVERICK BASIN EXPLORATION, LLC


         THIS AMENDMENT to the Operating Agreement of MAVERICK BASIN EXPLORATION, LLC, a Delaware Limited Liability Company, ("Operating Agreement") is entered into and shall be effective this 28th day of July, 2004, among South Oil, Inc. ("South Oil") (the "Withdrawing Class A Member") Touchstone Resources USA, Inc. ("Touchstone") (the "Class B Member"), PHT Gas, LLC ("PHT") (the "Class C Member") and Maverick Oil and Gas, Inc. ("Maverick") (the "Additional Class A Member") (collectively the "Members").

                              W I T N E S S E T H:

         WHEREAS, pursuant to an Interest Purchase between South Oil and Maverick of even date herewith, South Oil has assigned its Class A Membership Interest in the Company to Maverick, a copy of which is attached to this Amendment.

         NOW, THEREFORE, intending to be legally bound, the Members hereby approve the amendment to the Operating Agreement to admit Maverick as the Additional Class A Member. The Ownership interest of Maverick Basin Exploration LLC shall be amended to reflect those percentages listed on Exhibit A, attached.


                                    WITHDRAWING CLASS A MEMBER

                                    SOUTH OIL, INC.

                                    By:  /s/ Mark A. Bush
                                       --------------------------------
                                         Mark A. Bush, President

                                    ADDITIONAL CLASS A MEMBER

                                    MAVERICK OIL AND GAS, INC.



                                    By:  /s/ Michael Garland
                                       --------------------------------
                                         Michael Garland, President

                                    [Signatures Continued on Following Page]

                                    CLASS B MEMBER

                                    TOUCHSTONE RESOURCES USA, INC.



                                    By:  /s/ Stephen P. Harrington
                                       --------------------------------
                                         Stephen P. Harrington, President

                                    CLASS C MEMBER

                                    PHT GAS, LCC
                                    By:  RMS ADVISORS, INC., Manager


                                    By:  /s/ Howard M. Appel
                                       --------------------------------
                                         Howard M. Appel, President